Vanguard Total World Stock Index Fund

Vanguard Global ex-U.S. Real Estate Index Fund

Supplement to the Statement of Additional Information Dated
February 23, 2018

Effective May 18, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Total World
Stock Index Fund and Vanguard Global ex-U.S. Real Estate Index Fund (the
“Funds”). The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 072A 052018